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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 22, 2003

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                          000-21642              35-1617970
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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

ITEM 5. OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release  announcing the appointment of Gilbert
F. Viets to Chairman of ATA Holdings Corp.'s Audit Committee of the Company's Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated May 22, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATA Holdings Corp.

Date: May 23, 2003                 By: /s/ David M. Wing
                                         -----------------

                                   Name: David M. Wing
                                   Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated May 22, 2003

             Gilbert F. Viets Named Chairman of ATA Holdings Corp.'s
                                 Audit Committee

INDIANAPOLIS, May 22, 2003 - ATA Holdings Corp., parent Company of ATA (ATA Airlines, Inc., Nasdaq: ATAH), today announced that Gilbert F. Viets has been named Chairman of the Audit Committee of the Company's Board of Directors. Viets will replace Robert A. Abel who resigned from this position last month. Abel remains on the Board.

"I know of no one more qualified for this position than Gil Viets. Gil's extensive knowledge of the aviation industry and the many challenges it faces, combined with 35 years of accounting expertise, makes him an asset to our Board," said George Mikelsons, ATA Chairman and CEO. "He is fully prepared to step into this leadership role, and I am confident that he will represent ATA and its shareholders' interests well."

"I am honored and delighted to represent the shareholders by serving on ATA's Board," said Viets. "ATA employs thousands of dedicated and hard-working employees who provide great service to millions of customers annually. George and his team are certainly undertaking the many challenges facing the industry. Working with them will be a reward in itself."

Viets' appointment as Chairman of the Audit Committee follows an accomplished career in accounting, where he worked for Arthur Andersen, L.L.P. for 35 years. He spent 22 years in the company's Kansas City, Mo. office, and transferred to Indianapolis in 1987. He was a member of the firm's Transportation Industry Leadership Team. Viets worked with several companies in highly regulated industries, including transportation, energy and financial services. He was instrumental in the transformation of several companies and industries resulting from deregulation initiatives. He retired in 2000.

A Certified Public Accountant, Viets graduated from Washburn University of Topeka, Kansas, where he is an Alumni Fellow and a member of the Sagamore Honor Society. He served as Vice Chair of the Board of Trustees of the Washburn Endowment Association, and has been active in numerous civic organizations, including St. Vincent Foundation, St. Vincent Hospital and the Public Broadcasting Station.

Viets is currently a clinical professor in the Systems and Accounting Graduate Program at Indiana University's Kelley School of Business. He is an aviation enthusiast, has a pilot's license and flies his own aircraft. He and his wife, Joyce, have three children.

Ranked the No. 1 Medium-sized Airline in 2002 by Aviation Week magazine, ATA is the nation's 10th largest airline. ATA operates significant scheduled service from Chicago-Midway, Indianapolis, St. Petersburg, Fla. and San Francisco to over 40 business and vacation destinations. For more information about the Company, visit the website at www.ata.com.

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